Exhibit 10.6

                    FIRST AMENDMENT TO CREDIT AGREEMENT

     THIS FIRST AMENDMENT TO CREDIT AGREEMENT, dated as of
March 5, 1997 (this "Amendment"), amends the Credit Agreement, dated as of December 11, 1996 (the "Credit Agreement"), between Cornerstone Propane, L.P., a Delaware limited partnership (the "Borrower"), the various financial institutions as are or may become parties hereto (collectively, the "Lenders"), and Bank of America National Trust and Savings Association ("BofA", as agent (the "Agent" for the Lenders). Terms defined in the Credit Agreement are, unless otherwise defined herein or the context otherwise requires, used herein as defined therein.

     WHEREAS, the Lenders and Borrower have entered into the Credit Agreement, which provides for the Lenders to extend certain credit to the Company from time to time;

     WHEREAS, the parties hereto desire to amend the Credit Agreement in certain respects as hereinafter set forth;

     NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration (the receipt and sufficiency of which are hereby acknowledged), the parties hereto agree as follows:

     SECTION 1 AMENDMENT. Subject to the provisions of Section 3 below, effective as of the date hereof, the Credit Agreement shall be amended in accordance with this Section 1.

     SECTION 1.1 Section 1.1 - Definitions. The following definitions contained in Section 1.1 of the Credit Agreement are amended as follows:

          "Restricted Subsidiary" shall be amended by replacing the reference to "Section 8.2.15" with "Section 8.2.14".

          "Issuer" shall be deleted in its entirety and replaced with the following:

               "Issuer" means Bank of America Illinois or any successor issuer thereto as may be reasonably agreed upon by the Agent, Required Lenders and Borrower.

     SECTION 1.2 Section 11.1(c). Section 11.1(c) of the Credit Agreement shall be amended by deleting Section 11.1(c) in its entirety and replacing it with the following:

     "(c) extend the due date for, or reduce the amount of, any scheduled repayment or prepayment of principal of or interest on any Loan (or reduce the principal amount of or rate of interest on any Loan) shall be made without the consent of each Lender and the holder of the Note evidencing such Loan; or"

     SECTION 2 CONDITION PRECEDENT. This Amendment shall become effective when this Amendment shall have been duly executed and delivered by the Company and the Required Lenders.

     SECTION 3 MISCELLANEOUS.

     SECTION 3.1 Continuing Effectiveness, etc. This Amendment shall be deemed to be an amendment to the Credit Agreement, and the Credit Agreement, as amended hereby, shall remain in full force and effect and is hereby ratified, approved and confirmed in each and every respect. After the effectiveness of this Amendment in accordance with its terms, all references to the Credit Agreement in the Loan Documents or in any other document, instrument, agreement or writing shall be deemed to refer to the Credit Agreement as amended hereby.

     SECTION 3.2 Payment of Costs and Expenses. The Company agrees to pay on demand all expenses of the Agent (including the fees and out-of-pocket expenses of counsel to the Agent and allocated costs of internal counsel) in connection with the negotiation, preparation, execution and delivery of this Amendment.

     SECTION 3.3 Severability. Any provision of this Amendment which is prohibited or unenforceable in any jurisdiction shall, as to such provision and such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions of this Amendment or affecting the validity or enforceability of such provision in any other jurisdiction.

     SECTION 3.4 Headings. The various headings of this Amendment are inserted for convenience only and shall not affect the meaning or interpretation of this Amendment or any provisions hereof.

     SECTION 3.5 Execution in Counterparts. This Amendment may be executed by the parties hereto in several counterparts, each of which shall be deemed to be an original and all of which shall constitute together but one and the same agreement.

     SECTION 3.6 Governing Law. THIS AMENDMENT SHALL BE DEEMED TO BE A CONTRACT MADE UNDER AND GOVERNED BY THE INTERNAL LAWS OF THE STATE OF ILLINOIS.

     SECTION 3.7 Successors and Assigns. This Amendment shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and assigns.

     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized as of the day and year first above written.


                              CORNERSTONE PROPANE, L.P.


                              By:  CORNERSTONE PROPANE GP, INC.,
                              as managing general partner


                              By:  /s/ R. J. Goedde
                                   ------------------------------
                                Name:   R. J. Goedde
                                     ----------------------------
                                Title:  Exec. Vice Pres/CFO
                                     ----------------------------




                              BANK OF AMERICA NATIONAL TRUST AND SAVINGS
                              ASSOCIATION, as Agent


                              By:  /s/ Patrick A. Dunbar
                                   ------------------------------
                                Name:   Patrick A. Dunbar
                                     ----------------------------
                                Title:  Vice President
                                     ----------------------------




                              BANK OF AMERICA ILLINOIS, as a
                              Lender and Issuer


                              By:  /s/ Patrick A. Dunbar
                                   ------------------------------
                                Name:   Patrick A. Dunbar
                                     ----------------------------
                                Title:  Vice President
                                     ----------------------------




                              THE FIRST NATIONAL BANK OF BOSTON


                              By:  /s/ Michael P. Hannon
                                   ------------------------------
                                Name:   Michael P. Hannon
                                     ----------------------------
                                Title:  Director
                                     ----------------------------





                              DG BANK DEUTSCHE
                              GENOSSENSCHAFTSBANK,
                              CAYMAN ISLAND BRANCH


                              By:  /s/ Norah McCann
                                   ------------------------------
                                Name:   Norah McCann
                                     ----------------------------
                                Title:  Vice President
                                     ----------------------------





                              UNION BANK OF CALIFORNIA, N.A.


                              By:  /s/ Walter M. Roth
                                   ------------------------------
                                Name:   Walter M. Roth
                                     ----------------------------
                                Title:  Vice President
                                     ----------------------------





                              THE BANK OF NOVA SCOTIA


                              By:  /s/ Eric M. Knight
                                   ------------------------------
                                Name:   Eric M. Knight
                                     ----------------------------
                                Title:  Relationship Manager
                                     ----------------------------





                              THE SUMITOMO BANK, LIMITED

                              By:  /s/ Carole A. Daley
                                   ------------------------------
                                Name:   Carole A. Daley
                                     ----------------------------
                                Title:  Vice President and Manager
                                     ----------------------------


                              By:  /s/ J. William Bloore
                                   ------------------------------
                                Name:   J. William Bloore
                                     ----------------------------
                                Title:  Vice President
                                     ----------------------------





                              CAISSE NATIONALE DE CREDIT AGRICOLE

                              By:  /s/ Dean Balice
                                   ------------------------------
                                Name:   Dean Balice
                                     ----------------------------
                                Title:  Senior Vice President
                                     ----------------------------
                                        Branch Manager





                              CORESTATES BANK, N.A.

                              By:  /s/ Anthony D. Braxton
                                   ------------------------------
                                Name:   Anthony D. Braxton
                                     ----------------------------
                                Title:  Vice President
                                     ----------------------------